SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2011

First Citizens BancShares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4300 Six Forks Road; Raleigh, North Carolina		27609
(Address of principal executive offices)		(Zip Code)

Registrant’s phone number including area code: 919/716-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 UCT 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 21, 2011, Registrant’s wholly-owned subsidiary First-Citizens Bank & Trust Company (FCB) entered into an agreement with the Federal Deposit Insurance Corporation (FDIC) to purchase substantially all the assets and assume the majority of the liabilities of United Western Bank (United Western) of Denver, Colorado at a discount of $213 million, with no deposit premium. The FDIC serves as Receiver of the institution. The Purchase and Assumption Agreement (Agreement) with the FDIC is attached hereto as Exhibit 2.1. The loans and other real estate purchased by FCB are covered by loss share agreements between the FDIC and FCB, whereby the FDIC has agreed to cover certain losses incurred by FCB.

At September 30, 2010, United Western reported total assets of $2.1 billion, net loans and leases of $1.3 billion and total deposits of $1.7 billion.

Estimates of the anticipated effects of the acquisition on the financial condition, liquidity, capital resources and operating results of FCB will be available after the FDIC provides final information for the assets purchased and liabilities assumed from United Western. Such estimates will be filed in an amendment to this Report.

Further information regarding the transaction is included in FCB’s news release dated January 21, 2011 and the Agreement, attached hereto as Exhibit 2.1 and 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Pursuant to Item 9.01(a)(4), no financial statements are being filed with this Report. To the extent that financial statements are required by this Item, they will be filed in an amendment to this Report.

(b)	Pro Forma Financial Information

Pursuant to Item 9.01(a)(4) and (b)(2), no pro forma financial information is being filed with this Report. To the extent that pro forma financial information is required by this Item, it will be filed in an amendment to this Report.

(d)	Exhibits

The following exhibits are being filed with this Report:

Exhibit No.	Exhibit Description

2.1	Purchase and Assumption Agreement dated January 21, 2011

99.1	News release titled First Citizens Bank Purchases Certain Assets, Assumes Certain Liabilities of United Western Bank dated January 21, 2011 issued by Registrant’s wholly-owned subsidiary First-Citizens Bank & Trust Company

Disclosures About Forward-Looking Statements

The discussions included in this Report and its exhibits may contain forward-looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward-looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward-looking statements could be affected by various factors including, but not limited to, the financial success or changing conditions or strategies of the Registrant’s customers or vendors, retention of customers of acquired entities, integration of the operations of acquired entities, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions including deterioration of collateral values.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CITIZENS BANCSHARES, INC.
(Registrant)

By: /S/ KENNETH A. BLACK
Date: January 27, 2011	Kenneth A. Black, Vice President